CONSULTING AGREEMENTS	9 Months Ended
Sep. 30, 2017
Notes to Financial Statements
NOTE 12 - CONSULTING AGREEMENTS

On July 10, 2017 the Company entered into a consulting agreement with an unrelated party for the provision of business strategy and compliance services for a period of three months. The Company issued 250,000 shares of Restricted Rule 144 Common Stock with a fair value of $21,895, being the amount agreed between the parties.

On July 10, 2017 the Company entered into a consulting agreement with an unrelated party for a period of one year. The Consultants will provide advertising services to provide awareness to the Company’s trading platform and blockchain development services. The Company agreed to issue a Convertible Promissory Note in the amount of US$30,000 ($37,692) and pay the Consultant 10% of all investment monies received by the Company as a result of the Consultant’s efforts. (See Note 8)